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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated January 25, 1999 in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-59753) and related Prospectus of Inet Technologies, Inc. for the registration of 5,750,000 shares of its common stock.

                                                ERNST & YOUNG LLP


Dallas, Texas
May 6, 1999